                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 12, 2004, relating to the consolidated financial statements and financial statement schedule which appears in Critical Path, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 2003.


/s/ PricewaterhouseCoopers LLP



San Jose, California
April 14, 2004